SUMMIT MATERIALS ANNOUNCES DIVESTITURE OF HINKLE CONTRACTING TO CRH AMERICAS MATERIALS DENVER, May 16, 2022--Summit Materials, Inc. (NYSE: SUM) ("Summit," “Summit Materials,” “Summit, Inc.” or the "Company"), a leading vertically integrated construction materials company, today announced the divestiture of Kentucky-based Hinkle Contracting Company, LLC (“Hinkle”) to an affiliate of CRH Americas Materials, Inc., a subsidiary of CRH PLC (“CRH Americas”). “Hinkle was among Summit’s early acquisitions and an integral part of the Company’s foundational growth,” said Summit Materials CEO Anne Noonan. “Moving forward, we are pleased to have reached a mutually beneficial transaction with CRH Americas for Hinkle at an attractive valuation of over 10X 2021 adjusted EBITDA, delivering value to our stakeholders. We are committed to working with CRH Americas on a smooth transition for the Hinkle employees and customers.” The Hinkle divestiture supports the Company’s Elevate Summit Strategy which includes a disciplined and ongoing portfolio optimization designed to drive Summit forward with its strategic priority of being a materials-led company with selective participation in high return downstream businesses. The Hinkle sale represents Summit’s tenth business divestiture since launching the Elevate Summit strategy in March of 2021. “The implementation of our Elevate Summit long term strategy continues to drive improved execution and financial performance as evidenced by record reported 2021 Net Revenue, Net Income, Adjusted Cash Gross Profit, and Adjusted EBITDA,” continued Noonan. “Our Market Leadership focus, which combines organic growth and portfolio optimization - together with a stronger balance sheet position will provide Summit with the financial flexibility to support future growth through continued greenfield investments and the pursuit of strategic acquisitions to further enhance shareholder value.” Further details on the Company’s portfolio optimization initiatives, guidance, and EBITDA impact for 2022 will be provided at Summit Materials investor day, scheduled for May 24, 2022. Please see the investor relations page of the Company’s website for meeting details. Stephens Inc. acted as the exclusive financial advisor to Summit on the transaction. About Summit Materials Summit Materials is a leading vertically integrated materials-based company that supplies aggregates, cement, ready-mix concrete and asphalt in the United States and British Columbia, Canada. Summit is a geographically diverse, materials-based business of scale that offers customers a single-source provider of construction materials and related downstream products in the public infrastructure, residential and nonresidential end markets. Summit has a strong track record of successful acquisitions since its founding and continues to pursue growth opportunities in new and existing markets. For more information about Summit Materials, please visit www.summit-materials.com.

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